FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02736
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PETROLEUM & RESOURCES CORPORATION
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(Exact name of registrant as specified in charter)

7 Saint Paul Street, Suite 1140, Baltimore, Maryland 21202
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(Address of principal executive offices)

Lawrence L. Hooper, Jr.
Petroleum & Resources Corporation
7 Saint Paul Street, Suite 1140
Baltimore, Maryland 21202
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(Name and address of agent for service)

Registrant's telephone number, including area code: (410) 752-5900
Date of fiscal year end: December 31
Date of reporting period: June 30, 2011

Item 1. Reports to Stockholders.

LETTER TO STOCKHOLDERS

We submit herewith the financial statements of Petroleum & Resources Corporation (the “Corporation”) for the six months ended June 30, 2011. Also provided are a schedule of investments and other financial information.

Net assets of the Corporation at June 30, 2011 were $33.70 per share on 24,802,112 shares outstanding, compared with $30.73 per share at December 31, 2010 on 24,789,698 shares outstanding. On March 1, 2011, a distribution of $0.10 per share was paid, consisting of $0.03 from 2010 investment income, $0.01 from 2010 short-term capital gain, $0.05 from 2010 long-term capital gain, and $0.01 from 2011 investment income, all taxable in 2011. A 2011 investment income dividend of $0.10 per share was paid June 1, 2011, and another $0.10 per share investment income dividend has been declared to stockholders of record August 12, 2011, payable September 1, 2011.

Net investment income for the six months ended June 30, 2011 amounted to $4,831,147, compared with $4,185,877 for the same six month period in 2010. These earnings are equal to $0.19 and $0.17 per share, respectively.

Net capital gain realized on investments for the six months ended June 30, 2011 amounted to $42,927,767, or $1.73 per share.

For the six months ended June 30, 2011, the total return on net asset value (with dividends and capital gains reinvested) of shares of the Corporation was 10.4%. The total return on the market value of the Corporation’s shares for the period was 9.9%. These compare to a 11.6% total return in the Dow Jones U.S. Oil and Gas Index, a 3.2% total return in the Dow Jones U.S. Basic Materials Index, a 2.5% total return for the Lipper Global Natural Resources Funds Index (“Lipper Peer Group”) and a 6.0% total return for the Standard & Poor’s 500 Composite Stock Index (“S&P 500”) over the same time period.

For the twelve months ended June 30, 2011, the Corporation’s total return on net asset value was 54.3% and on market value was 54.9%. Comparable figures for the Dow Jones U.S. Oil & Gas Index, the Dow Jones U.S. Basic Materials Index, the Lipper Peer Group, and the S&P 500 were 53.0%, 50.7%, 39.1%, and 30.7%, respectively.

For the twelve months ended June 30, 2011, the annual distribution rate (total dividends and capital gain distributions as a percentage of the average daily market price of the Corporation’s Common Stock) was 4.8%. The table on page 14 shows the annual distribution rate over the last ten years.

Current and potential stockholders can find information about the Corporation, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, on our website at www.peteres.com. Also available on the website are a brief history of the Corporation, historical financial information, links for electronic delivery of stockholder reports, and other useful content.

By order of the Board of Directors,

Douglas G. Ober,

Chairman, President and

Chief Executive Officer

July 14, 2011

PORTFOLIO REVIEW

June 30, 2011

(unaudited)

 TEN LARGEST EQUITY PORTFOLIO HOLDINGS

	Market Value	% of Net Assets
Exxon Mobil Corp.	$110,549,033	13.2%
Chevron Corp.	96,669,600	11.6
Schlumberger Ltd.	49,680,000	5.9
Occidental Petroleum Corp.	36,414,000	4.4
Freeport-McMoRan Copper & Gold Inc.	27,243,500	3.3
Halliburton Co.	26,775,000	3.2
ConocoPhillips	26,316,500	3.2
Royal Dutch Shell plc (Class A) ADR	23,793,839	2.8
Dow Chemical Co.	21,600,000	2.6
Noble Energy, Inc.	20,166,750	2.4

Total	$439,208,222	52.6%

SECTOR WEIGHTINGS

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2011

(unaudited)

Assets
Investments* at value:
Common stocks (cost $427,436,086)	$810,246,513
Short-term investments (cost $28,024,740)	28,024,740
Securities lending collateral (cost $4,268,481)	4,268,481	$842,539,734
Cash
Receivables:		164,549
Investment securities sold		24,926
Dividends and interest		805,914
Prepaid expenses and other assets		660,073
Total Assets		844,195,196
Liabilities
Investment securities purchased		847,294
Open written option contracts* at value (proceeds $1,035,916)		767,628
Obligations to return securities lending collateral		4,268,481
Accrued pension liabilities		1,929,825
Accrued expenses and other liabilities		674,469
Total Liabilities		8,487,697
Net Assets		$835,707,499
Net Assets
Common Stock at par value $0.001 per share, authorized 50,000,000 shares; issued and outstanding 24,802,112 shares (includes 33,244 restricted shares, 9,200 nonvested or deferred restricted stock units, and 4,774 deferred stock units) (note 6)		$24,802
Additional capital surplus		410,677,976
Accumulated other comprehensive income (note 5)		(1,085,154)
Undistributed net investment income		457,624
Undistributed net realized gain on investments		42,553,536
Unrealized appreciation on investments		383,078,715
Net Assets Applicable to Common Stock		$835,707,499
Net Asset Value Per Share of Common Stock		$33.70

* See Schedule of Investments on page 11 and Schedule of Outstanding Written Option Contracts on page 13.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2011

(unaudited)

Investment Income
Income:
Dividends	$6,943,058
Interest and other income	69,532
Total income	7,012,590
Expenses:
Investment research	782,707
Administration and operations	561,217
Directors’ fees	245,817
Reports and stockholder communications	110,197
Travel, training, and other office expenses	98,562
Investment data services	89,291
Transfer agent, registrar, and custodian	74,631
Audit and accounting services	58,167
Occupancy	52,237
Insurance	35,112
Legal services	13,485
Other	60,020
Total expenses	2,181,443
Net Investment Income	4,831,147
Change in Accumulated Other Comprehensive Income (note 5)	94,945
Realized Gain and Change in Unrealized Appreciation on Investments
Net realized gain on security transactions	41,095,269
Net realized gain on written option contracts	1,832,498
Change in unrealized appreciation on investments	31,031,456
Change in unrealized appreciation on written option contracts	(57,130)
Net Gain on Investments	73,902,093
Change in Net Assets Resulting from Operations	$78,828,185

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	(unaudited) Six Months Ended June 30, 2011	Year Ended December 31, 2010
From Operations:
Net investment income	$4,831,147	$8,486,334
Net realized gain on investments	42,927,767	22,810,200
Change in unrealized appreciation on investments	30,974,326	98,443,043
Change in accumulated other comprehensive income (note 5)	94,945	170,773
Change in net assets resulting from operations	78,828,185	129,910,350
Distributions to Stockholders from:
Net investment income	(3,470,296)	(7,785,849)
Net realized gain from investment transactions	(1,480,000)	(23,106,077)
Decrease in net assets from distributions	(4,950,296)	(30,891,926)
From Capital Share Transactions:
Value of shares issued in payment of distributions (note 4)	13,367	11,791,573
Deferred compensation (notes 4, 6)	80,740	207,183
Increase in net assets from capital share transactions	94,107	11,998,756
Total Increase in Net Assets	73,971,996	111,017,180

Net Assets:
Beginning of period	761,735,503	650,718,323
End of period (including undistributed net investment income of $457,624 and $(903,227) respectively)	$835,707,499	$761,735,503

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.    SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the “Corporation”) is registered under the Investment Company Act of 1940 as a non-diversified investment company. The Corporation is an internally-managed closed-end fund emphasizing petroleum and other natural resource investments. The investment objectives of the Corporation are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by Corporation management. Management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Corporation ultimately realizes upon sale of the securities.

Security Transactions and Investment Income—Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to stockholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

Security Valuation—The Corporation’s investments are reported at fair value as defined under accounting principles generally accepted in the United States of America. Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options and money market funds) are valued at amortized cost, which approximates fair value. Purchased and written options are valued at the last quoted bid and asked price, respectively. Money market funds are valued at net asset value on the day of valuation.

Various inputs are used to determine the fair value of the Corporation’s investments. These inputs are summarized in the following three levels:

•	Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments,
•	Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments,
•	Level 3 — fair value is determined using the Corporation’s own assumptions, developed based on the best information available in the circumstances.

The Corporation’s investments at June 30, 2011 were classified as follows:

	Level 1	Level 2	Level 3	Total
Common stocks	$810,246,513	$—	$—	$810,246,513
Short-term investments	40,000	27,984,740	—	28,024,740
Securities lending collateral	4,268,481	—	—	4,268,481
Total investments	$814,554,994	$27,984,740	$—	$842,539,734
Written options	$(767,628)	$—	$—	$(767,628)

There were no transfers into or from Level 1 or Level 2 during the six months ended June 30, 2011.

2.    FEDERAL INCOME TAXES

No federal income tax provision is required since the Corporation’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income to its stockholders. Additionally, management has analyzed and concluded that tax positions included in federal income tax returns from the previous three years that remain subject to examination do not require any provision. Any income tax-related interest or penalties would be recognized as income tax expense. As of June 30, 2011, the identified cost of securities for federal income tax purposes was $459,729,307, and net unrealized appreciation aggregated $382,810,427, consisting of gross unrealized appreciation of $389,228,281 and gross unrealized depreciation of $(6,417,854).

Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Such differences are primarily related to the Corporation’s retirement plans and equity-based compensation. Differences that are permanent are periodically reclassified in the capital accounts of the Corporation’s financial statements and have no impact on net assets.

3.    INVESTMENT TRANSACTIONS

The Corporation’s investment decisions are made by a committee of management, and recommendations to that committee are made by the research staff. Purchases and sales of portfolio securities, other than options and short-term investments, during the six months ended June 30, 2011 were $91,987,941 and $86,770,704, respectively.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Corporation is subject to changes in the value of equity securities held (“equity price risk”) in the normal course of pursuing its investment objectives. The Corporation may purchase and write option contracts to increase or decrease its equity price risk exposure or may write option contracts to generate additional income. Option contracts generally entail risks associated with counterparty credit, illiquidity, and unfavorable equity price movements. The Corporation has mitigated counterparty credit and illiquidity risks by trading its options through an exchange. The risk of unfavorable equity price movements is limited for purchased options to the premium paid and for written options by writing only covered call or collateralized put option contracts, which require the Corporation to segregate certain securities or cash at its custodian when the option is written. A schedule of outstanding written option contracts as of June 30, 2011 can be found on page 13.

When the Corporation writes (purchases) an option, an amount equal to the premium received (paid) by the Corporation is recorded as a liability (asset) and is subsequently marked to market daily in the Statement of Assets and Liabilities, with any related change recorded as an unrealized gain or loss in the Statement of Operations. Premiums received (paid) from unexercised options are treated as realized gains (losses) on the expiration date. Upon the exercise of written put (purchased call) option contracts, premiums received (paid) are deducted from (added to) the cost basis of the underlying securities purchased. Upon the exercise of written call (purchased put) option contracts, premiums received (paid) are added to (deducted from) the proceeds from the sale of underlying securities in determining realized gain or loss.

Transactions in written covered call and collateralized put options during the six months ended June 30, 2011 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2010	2,651	$296,088	651	$279,272
Options written	11,337	1,447,389	11,175	2,149,407
Options terminated in closing purchase transactions	(2,887)	(294,056)	(200)	(17,400)
Options expired	(5,943)	(952,086)	(5,567)	(1,299,825)
Options exercised	(1,927)	(143,158)	(2,400)	(429,715)
Options outstanding, June 30, 2011	3,231	$354,177	3,659	$681,739

4.    CAPITAL STOCK

The Corporation has 5,000,000 authorized and unissued preferred shares, $0.001 par value.

During 2011, 461 shares of Common Stock were issued at a weighted average price of $28.58 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

On December 27, 2010, the Corporation issued 449,893 shares of its Common Stock at a price of $26.18 per share (the average market price on December 8, 2010) to stockholders of record on November 19, 2010 who elected to take stock in payment of the distribution from 2010 capital gain and investment income. During 2010, 547 shares were issued at a weighted average price of $24.43 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

The Corporation may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable.

Transactions in Common Stock for 2011 and 2010 were as follows:

	Shares		Amount
	Six months ended June 30, 2011	Year ended December 31, 2010	Six months ended June 30, 2011	Year ended December 31, 2010
Shares issued in payment of dividends	461	450,440	$13,367	$11,791,573
Net activity under the 2005 Equity Incentive Compensation Plan	11,953	11,951	80,740	207,183
Net change	12,414	462,391	$94,107	$11,998,756

5.    RETIREMENT PLANS

The Corporation’s non-contributory qualified defined benefit pension plan covers all employees with at least one year of service. In addition, the Corporation has a non-contributory nonqualified defined benefit plan which provides eligible employees with retirement benefits to supplement the qualified plan. Both plans were frozen as of October 1, 2009. Benefits are based on length of service and compensation during the last five years of employment through September 30, 2009, with no additional benefits being accrued beyond that date.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The funded status of the plans is recognized as an asset (overfunded plan) or a liability (underfunded plan) in the Statement of Assets and Liabilities. Changes in the prior service costs and accumulated actuarial gains and losses are recognized as accumulated other comprehensive income, a component of net assets, in the year in which the changes occur and are subsequently amortized into net periodic pension cost.

The Corporation’s policy is to contribute annually to the plans those amounts that can be deducted for federal income tax purposes, plus additional amounts as the Corporation deems appropriate in order to provide assets sufficient to meet benefits to be paid to plan participants. The Corporation made contributions of $218,205 to the plans during the six months ended June 30, 2011, and anticipates making additional contributions of up to $560,000 over the remainder of 2011.

Items impacting the Corporation’s earnings were:

	Six months ended June 30, 2011	Year ended December 31, 2010
Components of net periodic pension cost
Interest cost	$122,439	$259,813
Expected return on plan assets	(106,704)	(163,366)
Net loss component	90,708	140,335
Net periodic pension cost	$106,443	$236,782
	Six months ended June 30, 2011	Year ended December 31, 2010
Changes recognized in accumulated other comprehensive income
Net gain	$4,238	$30,438
Amortization of net loss	90,707	140,335
Change in accumulated other comprehensive income	$94,945	$170,773

The Corporation also sponsors qualified and nonqualified defined contribution plans. The Corporation expensed contributions to the plans in the amount of $109,901 for the six months ended June 30, 2011. The Corporation does not provide postretirement medical benefits.

6.    EQUITY-BASED COMPENSATION

The Stock Option Plan of 1985 (“1985 Plan”) has been discontinued and no further grants will be made under this plan. Unexercised grants of stock options and stock appreciation rights granted in 2004 and prior years, however, remain outstanding. The exercise price of the unexercised options and related stock appreciation rights is the fair market value on date of grant, reduced by the per share amount of capital gains paid by the Corporation during subsequent years. All options and related stock appreciation rights terminate 10 years from date of grant, if not exercised.

A summary of option activity under the 1985 Plan as of June 30, 2011, and changes during the six month period then ended is presented below:

	Options	Weighted- Average Exercise Price		Weighted- Average Remaining Life (Years)	Aggregate Intrinsic Value
Outstanding at December 31, 2010	14,821	$8.03		1.65
Exercised	(4,428)	10.69		—	$75,526
Outstanding at June 30, 2011	10,393	$6.86	*	1.83	$227,158
Exercisable at June 30, 2011	6,049	$5.24		1.36	$146,695
*	Exercise prices range from $4.82 to $9.12.

Compensation cost resulting from stock options and stock appreciation rights granted under the 1985 Plan is based on the intrinsic value of the award, recognized over the award’s vesting period, and remeasured at each reporting date through the date of settlement. The total compensation cost recognized for the six months ended June 30, 2011 was $38,170.

The 2005 Equity Incentive Compensation Plan (“2005 Plan”), adopted at the 2005 Annual Meeting and re-approved at the 2010 Annual Meeting, permits the grant of stock options, restricted stock awards and other stock incentives to key employees and all non-employee directors. The 2005 Plan provides for the issuance of up to 872,639 shares of the Corporation’s Common Stock, including both performance and nonperformance-based restricted stock. Performance-based restricted stock awards vest at the end of a specified three year period, with the ultimate number of shares earned contingent on achieving certain performance targets. If performance targets are not achieved, all or a portion of the performance-based restricted shares are forfeited and become available for future grants. Nonperformance-based restricted stock awards vest ratably over a three year period and nonperformance-based restricted stock units (granted to non-employee directors) vest over a one year period. Payment of awards may be deferred, if elected. It is the current intention that employee grants will be performance-based. The 2005 Plan provides for accelerated vesting in the event of death or retirement. Non-employee directors also may elect to defer a portion of their cash compensation, with such deferred amount to be paid by delivery of deferred stock units. Outstanding

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

awards were granted at fair market value on grant date. The number of shares of Common Stock which remain available for future grants under the 2005 Plan at June 30, 2011 is 788,611 shares.

A summary of the status of the Corporations’s awards granted under the 2005 Plan as of June 30, 2011, and changes during the six month period then ended is presented below:

Awards	Shares/ Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2010	40,007	$26.88
Granted:
Restricted stock	11,484	28.23
Restricted stock units	3,600	29.90
Deferred stock units	482	29.17
Vested & issued	(5,739)	31.21
Forfeited	(2,616)	37.51
Balance at June 30, 2011 (includes 31,906 performance-based awards and 15,312 nonperformance-based awards)	47,218	$25.74

Compensation costs resulting from awards granted under the 2005 Plan are based on the fair value of the award on grant date (determined by the average of the high and low price on grant date) and recognized on a straight-line basis over the requisite service period. For those awards with performance conditions, compensation costs are based on the most probable outcome and, if such goals are not met, compensation cost is not recognized and any previously recognized compensation cost is reversed. The total compensation costs for restricted stock granted to employees for the period ended June 30, 2011 were $43,925. The total compensation costs for restricted stock units granted to non-employee directors for the period ended June 30, 2011 were $49,871. As of June 30, 2011, there were total unrecognized compensation costs of $537,542, a component of additional capital surplus, related to nonvested equity-based compensation arrangements granted under the 2005 Plan. Those costs are expected to be recognized over a weighted average period of 1.81 years. The total fair value of shares and units vested and issued during the six month period ended June 30, 2011 was $163,446.

7.    OFFICER AND DIRECTOR COMPENSATION

The aggregate remuneration paid during the six months ended June 30, 2011 to officers and directors amounted to $1,623,343, of which $258,155 was paid as fees and compensation to directors who were not officers. These amounts represent the taxable income to the Corporation’s officers and directors and therefore differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with generally accepted accounting principles.

8.    PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to approved brokers to earn additional income. It receives as collateral cash deposits, U.S. Government securities, or bank letters of credit valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Corporation on the next business day. Cash deposits are placed in a registered money market fund. The Corporation accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Corporation also continues to receive interest or dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Corporation. At June 30, 2011, the Corporation had securities on loan of $4,228,740 and held cash collateral of $4,268,481; additional collateral was delivered the next business day in accordance with the procedure described above. The Corporation is indemnified by the Custodian, serving as lending agent, for loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.

9. OPERATING LEASE COMMITMENT

The Corporation shares office space and equipment with its non-controlling affiliate, The Adams Express Company, under operating lease agreements expiring at various dates through the year 2016. Rental payments are based on a predetermined cost sharing methodology. The Corporation recognized rental expense of $53,793 in the first half of 2011, and its estimated portion of future minimum rental commitments are as follows:

2011	$58,692
2012	115,170
2013	113,643
2014	113,996
2015	114,200
2016	54,753
Total	$570,454

FINANCIAL HIGHLIGHTS

	(unaudited) Six Months Ended
	June 30, 2011		June 30, 2010		Year Ended December 31
					2010	2009		2008	2007	2006
Per Share Operating Performance

Net asset value, beginning of period	$30.73		$26.75		$26.75	$22.49		$42.99	$36.61	$35.24

Net investment income	0.19		0.17		0.35	0.28		0.43	0.46	0.47

Net realized gains and increase (decrease) in unrealized appreciation	2.98		(3.82)		4.97	5.37		(17.71)	10.37	4.91

Change in accumulated other comprehensive income (note 5)	—		—		0.01	0.10		(0.07)	—	(0.09)

Total from investment operations	3.17		(3.65)		5.33	5.75		(17.35)	10.83	5.29

Less distributions

Dividends from net investment income	(0.14)		(0.13)		(0.32)	(0.37)		(0.38)	(0.49)	(0.47)

Distributions from net realized gains	(0.06)		(0.07)		(0.95)	(1.03)		(2.61)	(3.82)	(3.33)

Total distributions	(0.20)		(0.20)		(1.27)	(1.40)		(2.99)	(4.31)	(3.80)

Capital share repurchases	—		—		—	0.02		0.08	0.10	0.15

Reinvestment of distributions	—		—		(0.08)	(0.11)		(0.24)	(0.24)	(0.27)

Total capital share transactions	—		—		(0.08)	(0.09)		(0.16)	(0.14)	(0.12)

Net asset value, end of period	$33.70		$22.90		$30.73	$26.75		$22.49	$42.99	$36.61

Market price, end of period	$29.49		$19.97		$27.01	$23.74		$19.41	$38.66	$33.46

Total Investment Return

Based on market price	9.9%		(15.1)%		19.6%	30.3%		(42.2)%	28.9%	15.3%

Based on net asset value	10.4%		(13.6)%		20.8%	26.7%		(39.8)%	31.0%	15.7%

Ratios/Supplemental Data

Net assets, end of period (in 000’s)	$835,707		$557,346		$761,736	$650,718		$538,937	$978,920	$812,047

Ratio of expenses to average net assets	0.52%	†	0.60%	†	0.64%	0.96%	††	0.51%	0.54%	0.60%

Ratio of net investment income to average net assets	1.16%	†	1.33%	†	1.32%	1.18%	††	1.10%	1.12%	1.22%

Portfolio turnover	10.66%		11.73%		16.79%	14.35%		16.89%	7.36%	9.95%

Number of shares outstanding at end of period (in 000’s)	24,802		24,340		24,790	24,327		23,959	22,768	22,181

†	Ratios presented on an annualized basis.
††	For 2009, the ratios of expenses and net investment income to average net assets were 0.78% and 1.36%, respectively, after adjusting for non-recurring pension expenses.

SCHEDULE OF INVESTMENTS

June 30, 2011

(unaudited)

	Shares	Value (A)
Stocks — 97.0%

Energy — 73.4%
Exploration & Production — 20.7%
Anadarko Petroleum Corp.	165,000	$12,665,400
Apache Corp.	150,000	18,508,500
Devon Energy Corp.	110,000	8,669,100
Energen Corp.	185,000	10,452,500
EOG Resources, Inc.	120,000	12,546,000
EQT Corp.	160,000	8,403,200
Forest Oil Corp. (C)	200,000	5,342,000
Newfield Exploration Co. (C)	80,000	5,441,600
Noble Energy, Inc.	225,000	20,166,750
Oasis Petroleum, Inc. (C)	150,000	4,452,000
Occidental Petroleum Corp.	350,000	36,414,000
Pioneer Natural Resources Co. (E)	140,000	12,539,800
QEP Resources, Inc. (with attached rights)	200,000	8,366,000
Southwestern Energy Co. (C) (E)	200,000	8,576,000

		172,542,850

Integrated Oil & Gas — 33.5%
Chevron Corp.	940,000	96,669,600
ConocoPhillips	350,000	26,316,500
Exxon Mobil Corp. (F)	1,358,430	110,549,033
Hess Corp.	250,000	18,690,000
Marathon Oil Corp.	80,000	4,214,400
Royal Dutch Shell plc (Class A) ADR	334,512	23,793,839

		280,233,372

Pipelines — 2.9%
Kinder Morgan Inc. (B)	155,000	4,453,150
Spectra Energy Corp.	208,812	5,723,537
Williams Companies, Inc.	450,000	13,612,500

		23,789,187

Services — 16.3%
Baker Hughes, Inc.	165,000	11,972,400
Halliburton Co.	525,000	26,775,000
Nabors Industries Ltd. (C)(E)	244,000	6,012,160
National Oilwell Varco, Inc.	250,000	19,552,500
Schlumberger Ltd.	575,000	49,680,000
Transocean Ltd. (C)	217,953	14,071,046
Weatherford International, Ltd. (C)	450,000	8,437,500

		136,500,606

	Shares	Value (A)

Basic Materials — 18.5%
Chemicals — 10.2%
Air Products and Chemicals, Inc.	100,000	$9,558,000
CF Industries Holdings, Inc. (E)	70,069	9,926,675
Dow Chemical Co.	600,000	21,600,000
FMC Corp.	130,000	11,182,600
Potash Corporation of Saskatchewan Inc. (E)	289,000	16,470,110
Praxair, Inc.	150,000	16,258,500

		84,995,885

Industrial Metals — 6.5%
Cliffs Natural Resources Inc. (E)	190,000	17,565,500
Freeport-McMoRan Copper & Gold Inc.	515,000	27,243,500
Teck Resources Ltd. (Class B)	200,000	10,148,000

		54,957,000

Mining — 1.8%
Alpha Natural Resources, Inc. (C)(E)	102,500	4,657,600
CONSOL Energy Inc.	46,300	2,244,624
Peabody Energy Corp.	137,600	8,106,016

		15,008,240

Utilities — 5.1%
MDU Resources Group, Inc.	319,400	7,186,500
National Fuel Gas Co. (E)	175,000	12,740,000
New Jersey Resources Corp.	280,000	12,490,800
Northeast Utilities	200,000	7,034,000
Questar Corp.	156,300	2,768,073

		42,219,373

Total Common Stocks (Cost $427,436,086)		810,246,513

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2011

(unaudited)

	Principal/ Shares	Value (A)
Short-Term Investments — 3.3%
Time Deposits — 2.1%
Bank of America, 0.03%, due 7/1/11	$2,985,073	$2,985,073
M&T Bank, 0.90%	$15,000,000	15,000,000

		17,985,073

Commercial Paper — 1.2%
Toyota Credit de Puerto Rico, 0.12%, due 7/11/11	$10,000,000	9,999,667

Money Market Funds — 0.0%
Fidelity Institutional Money Market - Government Portfolio, 0.01% (D)	10,000	10,000
RBC U.S. Government Money Market (Institutional Class I), 0.01% (D)	10,000	10,000
Vanguard Federal Money Market, 0.01% (D)	10,000	10,000
Western Asset Institutional Government Reserves (Institutional Class), 0.02% (D)	10,000	10,000

		40,000

Total Short-Term Investments
(Cost $28,024,740)		$28,024,740

	Shares	Value (A)
Securities Lending Collateral — 0.5%
(Cost $4,268,481)

Money Market Funds — 0.5%
Invesco Short-Term Investment Trust - Liquid Assets Portfolio (Institutional Class), 0.08% (D)	4,268,481	$4,268,481

Total Investments — 100.8%
(Cost $459,729,307)		842,539,734
Cash, receivables, prepaid expenses and other assets, less liabilities — (0.8)%		(6,832,235)

Net Assets — 100.0%		$835,707,499

Notes:

(A)	Securities are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation. See note 1 to financial statements.
(B)	A portion of shares held are on loan. See note 8 to financial statements.
(C)	Presently non-dividend paying.
(D)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.
(E)	All or a portion of this security is pledged to cover open written call option contracts. Aggregate market value of such pledged securities is $20,538,215.
(F)	All or a portion of this security is pledged to collateralize open written put option contracts with an aggregate market value to deliver upon exercise of $25,639,000.

This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

SCHEDULE OF OUTSTANDING WRITTEN OPTION CONTRACTS

June 30, 2011

(unaudited)

Contracts (100 shares each)	Security	Strike Price	Contract Expiration Date		Value

COVERED CALLS
500	Alpha Natural Resources	$ 70	Jul	11	$(2,500)
67	CF Industries Holdings, Inc.	185	Aug	11	(1,809)
200	CF Industries Holdings, Inc.	200	Nov	11	(23,400)
390	Cliffs Natural Resources Inc.	110	Oct	11	(70,200)
750	Nabors Industries Ltd.	25	Jul	11	(42,000)
500	National Fuel Gas Co.	75	Jul	11	(92,500)
250	National Fuel Gas Co.	80	Aug	11	(40,000)
200	Pioneer Natural Resources Co.	100	Jul	11	(3,000)
124	Potash Corporation of Saskatchewan Inc.	70	Sep	11	(3,224)
250	Southwestern Energy Co.	47	Sep	11	(20,000)

3,231					(298,633)

COLLATERALIZED PUTS
200	Baker Hughes, Inc.	65	Jul	11	(4,200)
300	Baker Hughes, Inc.	67.50	Aug	11	(59,400)
300	Baker Hughes, Inc.	60	Oct	11	(83,400)
200	CF Industries Holdings, Inc.	130	Jul	11	(19,600)
165	CF Industries Holdings, Inc.	125	Aug	11	(53,625)
200	CF Industries Holdings, Inc.	130	Aug	11	(91,000)
200	FMC Corp.	75	Oct	11	(49,000)
250	Exxon Mobil Corp.	65	Oct	11	(12,750)
250	Hess Corp.	60	Aug	11	(8,250)
300	Marathon Oil Corp.	50	Jul	11	(15,300)
200	Marathon Oil Corp.	43	Oct	11	(17,800)
200	Oasis Petroleum, Inc.	25	Aug	11	(11,000)
210	Peabody Energy Corp.	52.50	Jul	11	(3,570)
200	Peabody Energy Corp.	57.50	Jul	11	(17,800)
200	Potash Corporation of Saskatchewan Inc.	55	Jul	11	(1,000)
284	Praxair, Inc.	85	Oct	11	(21,300)

3,659					(468,995)

					$(767,628)

CHANGES IN PORTFOLIO SECURITIES

During the Three Months Ended June 30, 2011

(unaudited)

	Shares
	Additions		Reductions		Held June 30, 2011
Air Products and Chemicals, Inc.	100,000				100,000
Alpha Natural Resources, Inc.	102,500	(1)			102,500
Baker Hughes, Inc.	53,000				165,000
Cliffs Natural Resources Inc.	40,000				190,000
Exxon Mobil Corp.	45,000				1,358,430
Forest Oil Corp.	59,229				200,000
Freeport-McMoRan Copper & Gold Inc.	20,000				515,000
Kinder Morgan Inc.	84,000				155,000
Marathon Oil Corp.	80,000				80,000
National Oilwell Varco, Inc.	50,000				250,000
Peabody Energy Corp.	137,600				137,600
Potash Corporation of Saskatchewan Inc.	6,250				289,000
Royal Dutch Shell plc (Class A) ADR	3,900				334,512
Schlumberger Ltd.	75,000				575,000
EQT Corp.			60,000		160,000
International Coal Group, Inc.			2,068,283	(2)	—
Massey Energy Co.			100,000	(1)	—
MDU Resources Group, Inc.			26,000		319,400
Nabors Industries Ltd.			125,000		244,000
New Jersey Resources Corp.			7,000		280,000
Praxair, Inc.			46,508		150,000
Questar Corp.			20,000		156,300
Transocean Ltd.			10,000		217,953

(1)	Received 1.025 shares and $10 cash for each share of Massey Energy Co. held.
(2)	Received $14.60 cash for each share tendered.

HISTORICAL FINANCIAL STATISTICS

(unaudited)

Dec. 31	Value Of Net Assets	Shares Outstanding	Net Asset Value Per Share	Market Value Per Share	Dividends From Investment Income Per Share		Distributions From Net Realized Gains Per Share		Total Dividends and Distributions Per Share		Annual Distribution Rate*
2001	$526,491,798	21,147,563	$24.90	$23.46	$.43		$1.07		$1.50		5.6%
2002	451,275,463	21,510,067	20.98	19.18	.43		.68		1.11		5.1
2003	522,941,279	21,736,777	24.06	23.74	.38		.81		1.19		5.8
2004	618,887,401	21,979,676	28.16	25.78	.44		.88		1.32		5.4
2005	761,913,652	21,621,072	35.24	32.34	.56		1.22		1.78		5.9
2006	812,047,239	22,180,867	36.61	33.46	.47		3.33		3.80		11.3
2007	978,919,829	22,768,250	42.99	38.66	.49		3.82		4.31		11.6
2008	538,936,942	23,958,656	22.49	19.41	.38		2.61		2.99		8.9
2009	650,718,323	24,327,307	26.75	23.74	.37		1.03		1.40		6.6
2010	761,735,503	24,789,698	30.73	27.01	.32		.95		1.27		5.5
June 30, 2011	835,707,499	24,802,112	33.70	29.49	.24	†	.06	†	0.30	†	—

*	The annual distribution rate is the total dividends and capital gain distributions during the year divided by the average daily market price of the Corporation’s Common Stock.
†	Paid or declared.

OTHER INFORMATION

DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November. Stockholders holding shares in “street” or brokerage accounts may make their elections by notifying their brokerage house representative.

STATEMENT ON QUARTERLY FILING OF COMPLETE PORTFOLIO SCHEDULE

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Stockholders, the Corporation also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Corporation’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Corporation’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Corporation also posts a link to its Forms N-Q on its website at: www.peteres.com under the headings “Investment Information”, “Financial Reports” and then “SEC Filings”.

PROXY VOTING POLICIES AND RECORD

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities owned by the Corporation and the Corporation’s proxy voting record for the 12-month period ended June 30, 2011 are available (i) without charge, upon request, by calling the Corporation’s toll free number at (800) 638-2479; (ii) on the Corporation’s website at www.peteres.com under the headings “About Petroleum & Resources” and “Corporate Information”; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

PRIVACY POLICY

In order to conduct its business, the Corporation, through its transfer agent, currently American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

The Corporation

Petroleum & Resources Corporation

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900            (800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

Counsel: Chadbourne & Parke LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Custodian of Securities: Brown Brothers Harriman & Co.

Transfer Agent & Registrar: American Stock Transfer & Trust Company

Stockholder Relations Department

59 Maiden Lane

New York, NY 10038

(866) 723-8330

Website: www.amstock.com

E-mail: info@amstock.com

PETROLEUM & RESOURCES CORPORATION

Board of Directors

Enrique R. Arzac [2,3]	Roger W. Gale [2,4]
Phyllis O. Bonanno [3,4]	Thomas H. Lenagh [2,4]
Kenneth J. Dale [2,4]	Kathleen T. McGahran [1,3],[5]
Daniel E. Emerson [1,3,5]	Douglas G. Ober [1]
Frederic A. Escherich [1,4,5]	Craig R. Smith [1,3,5]
1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee
5.	Member of Nominating and Governance Committee

Officers

Douglas G. Ober, CFA	Chairman, President and Chief Executive Officer
Nancy J.F. Prue, CFA	Executive Vice President
David D. Weaver, CFA	Executive Vice President
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
Michael A. Kijesky, CFA	Vice President—Research
Brian S. Hook, CFA, CPA	Treasurer
Christine M. Sloan, CPA	Assistant Treasurer
Geraldine H. Paré	Assistant Secretary

Stock Data

Market Price (6/30/11)	$29.49
Net Asset Value (6/30/11)	$33.70
Discount	12.5%

New York Stock Exchange ticker symbol: PEO

NASDAQ Quotation Symbol for NAV: XPEOX

Distributions in 2011

From Investment Income (paid or declared)	$0.24
From Net Realized Gains	0.06

Total	$0.30

2011 Dividend Payment Dates

March 1, 2011

June 1, 2011

September 1, 2011

December 27, 2011*

*Anticipated

Item 2. Code of Ethics.

Item not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Item not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Item not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Item not applicable to semi-annual report.

Item 6. Investments.

(a) This schedule is included as part of the report to stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Item not applicable to semi-annual report.

(b) There has been no change in any of the portfolio managers identified in registrant's most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units Purchased)		Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs		Maximum Number of Shares (or Units) That May Yet Be Purchased Under the Plans or Programs
	------------------------		------------------------	------------------------		------------------------
January 2011	0		$0.00	0		1,217,002
February 2011	0		$0.00	0		1,217,002
March 2011	0		$0.00	0		1,217,002
April 2011	0		$0.00	0		1,217,002
May 2011	0		$0.00	0		1,217,002
June 2011	0		$0.00	0		1,217,002	(2)
	---------------------		---------------------	---------------------
Total	0	(1)	$0.00	0	(2)

(1) There were no shares purchased other than through a publicly announced plan or program.

(2.a) The Plan was announced on December 9, 2010.

(2.b) The share amount approved in 2010 was 5% of outstanding shares, or 1,217,002 shares.

(2.c) Unless reapproved, the Plan will expire on December 31, 2011.

(2.d) None.

(2.e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K
(17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the
Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not applicable. See registrant's response to Item 2 above.
	(2)

Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to
Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940, are attached.

	(3)	Written solicitation to purchase securities: Not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act
of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Petroleum & Resources Corporation

By:	/s/ Douglas G. Ober
Douglas G. Ober
Chairman, President and Chief Executive Officer
(Principal Executive Officer)

Date:	July 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act
of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Douglas G. Ober
Douglas G. Ober
Chairman, President and Chief Executive Officer
(Principal Executive Officer)

Date:	July 22, 2011

By:	/s/ Brian S. Hook
Brian S. Hook
Treasurer
(Principal Financial Officer)

Date:	July 22, 2011